SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund IV
(Name of Registrant as Specified In Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Variable Insurance Products Fund IV

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on May 14, 2013. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
(The chairman's signature appears here.)

James C. Curvey
Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1. To elect a Board of Trustees. The Fidelity Equity and High Income Fund Board of Trustees, with the support of Fidelity Management & Research Company (FMR), has made a decision to reorganize themselves into two separate groups and thereby create two Boards. In connection with this decision, you are being asked to elect a Board of Trustees to oversee the funds you own.

2. To approve a management contract between the fund and Fidelity SelectCo, LLC (SelectCo). Throughout 2012, FMR discussed with the Trustees plans to establish a new investment adviser, SelectCo, to manage sector-based funds and products. Fidelity believes that a separate investment adviser will be better positioned to focus on opportunities for growth within the sector investing space and on a distinct approach to sector investing and research. To that end, shareholders are being asked to approve a new management contract between SelectCo and each fund.

1. To elect a Board of Trustees.

What do you mean by a two-Board structure?

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity's Equity and High Income Funds, together with FMR, have been considering ways to structure the Board for each Fidelity Equity and High Income Fund in order to ensure that Fidelity's mutual fund shareholders continue to be well served by Trustees in the years ahead. Historically, the Fidelity Equity and High Income Funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity Equity and High Income Funds - with the support of FMR - have made a decision to segregate Fidelity's Equity and High Income Funds into two separate groups and thereby create two Boards. One Board will oversee Fidelity's sector funds (currently 64 funds with approximate assets of over $47 billion as of January 31, 2013), while the second Board will oversee the remainder of Fidelity's Equity and High Income Funds (currently 170 funds with approximate assets of over $730 billion as of January 31, 2013). The Trustees believe that restructuring the current Board into two separate Boards will take into account the opportunities for each Board to focus on a smaller group of funds and Fidelity's commitment to continue to provide sufficient support for the operation of multiple Boards.

Why did the Fidelity Equity and High Income Fund Board of Trustees decide to reorganize into two separate Boards?

The Board made this decision because it believes adopting a separate board structure for Fidelity's sector business will promote greater focus on fund-specific issues and will further align the interests of each Board and Fidelity.

• Greater focus on fund-specific issues. A multiple equity board structure will allow each board to focus on issues specific to the funds under that board's oversight. Investment strategies continue to evolve in complexity and the range of investment products available in the marketplace is expanding. The Board expects this trend to continue and its desire to reorganize is based on opportunities to grow Fidelity's sector funds' market share and potentially to expand the overall sector investing space.

• Aligning focus of each Board and Fidelity. Although part of Fidelity's broader Equity group, the growth of its sector business will increasingly rely on separate priorities and opportunities for growth, as well as a distinct culture and approach to investing and research. A separate board for this group of funds will be able to work more closely with management to focus on the unique needs of sector investing disciplines.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

2. To Approve a management contract between the fund and Fidelity SelectCo, LLC.

Why am I being asked to approve a new management contract?

Throughout 2012, FMR discussed with the Trustees plans to establish a new investment adviser, SelectCo, to manage sector-based funds and products. Fidelity believes that a separate investment adviser will be better positioned to focus on opportunities for growth within the sector investing space and on a distinct approach to sector investing and research. To that end, shareholders are being asked to approve a new management contract between SelectCo and each fund. You are being asked to vote separately on Proposal 2 solely with respect to the fund(s) that you own.

What is different about the new management contract?

The terms of the New Management Contracts are identical to those of the current management contracts with FMR (the Current Management Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. Additionally, the fees payable to SelectCo under the New Management Contracts are identical to the fees payable to FMR under the Current Management Contracts.

How will the new management contract impact the day-to-day management of the funds?

If a New Management Contract is approved by shareholders with respect to a fund, there would be no change to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

General Questions on the Proxy

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is March 18, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."



Important Notice Regarding the Availability of
Proxy Materials for the
Shareholder Meeting to be held on May 14, 2013

The Letter to Shareholders, Notice of Meeting, and
Proxy Statement are available at www.proxyvote.com/proxy

VARIABLE INSURANCE PRODUCTS FUND IV

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston's South Station) on May 14, 2013, at 10:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trust (the funds).

The purpose of the Meeting is to consider and act upon the following proposals for the trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. For each fund, to approve a management contract between the fund and Fidelity SelectCo, LLC.

The Board of Trustees has fixed the close of business on March 18, 2013 as the record date for the determination of the shareholders of each of the funds and classes, as applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

March 18, 2013

Your vote is important - please vote your shares promptly.

Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Variable product owner arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any such person who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction card at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD
OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND IV

TO BE HELD ON MAY 14, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trust (the trust) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on May 14, 2013 at 10:00 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser. Appendix A contains a list of the funds in the trust (the funds).

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction card on or about March 18, 2013. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by FMR. FMR will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to each fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, are also sub-advisers to the funds.

If the enclosed proxy or voting instruction form is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to Proposal 1, one-third of each trust's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposal 2, one-third of the aggregate number of each fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of January 31, 2013 are indicated in Appendix B.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on January 31, 2013, to the knowledge of the trust, is detailed in Appendix C.

As of January 31, 2013, approximately 91.19% of VIP Technology Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 56.50% of VIP Energy Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 36.85% of VIP Energy Portfolio's total outstanding shares was held of record and/or beneficially by Nationwide Financial, Columbus, OH; approximately 90.05% of VIP Health Care Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 91.30% of VIP Utilities Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 90.45% of VIP Financial Services Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 87.04% of VIP Industrials Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 91.79% of VIP Consumer Discretionary Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 52.75% of VIP Real Estate Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 38.46% of VIP Real Estate Portfolio's total outstanding shares was held of record and/or beneficially by Ohio National Life Insurance Company, Cincinnati, OH; approximately 91.21% of VIP Consumer Staples Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; approximately 91.35% of VIP Materials Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA; and approximately 92.15% of VIP Telecommunications Portfolio's total outstanding shares was held of record and/or beneficially by Fidelity Investments Life Insurance, Boston, MA. A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FMR has advised the trust that certain shares are registered to FMR. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal (i.e., for the election of Messrs. Lautenbach, O'Hanley, Rosow, Smith, Stavropoulos, and Wiley, and, for each fund, to approve a management contract between the fund and Fidelity SelectCo, LLC). Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on March 18, 2013 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on March 18, 2013, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in the Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in the Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund's annual and/or semiannual reports, contact Fidelity at 1-877-208-0098, visit Fidelity's web site at www.advisor.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: A plurality of the trust's shares voting at the meeting is sufficient to elect trustees pursuant to Proposal 1. Approval of Proposal 2 requires the vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 2, votes to ABSTAIN will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees in connection with segregating Fidelity's sector business under the supervision of a separate Board of Trustees. You have received this proxy statement because you own one or more Fidelity sector funds and you are being asked to elect a Board of Trustees to oversee your funds.

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity's Equity and High Income Funds, together with FMR, have been considering ways to structure the Board for each Fidelity Equity and High Income Fund in order to ensure that Fidelity's mutual fund shareholders continue to be well served by Trustees in the years ahead. Historically, the Fidelity Equity and High Income Funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity Equity and High Income Funds - with the support of FMR - have made a decision to segregate Fidelity's Equity and High Income Funds into two separate groups and thereby create two Boards. One Board will oversee Fidelity's sector funds (64 funds with approximate assets of over $47 billion as of January 31, 2013, while the second Board will oversee the remainder of Fidelity's Equity and High Income Funds (170 funds with approximate assets of over $730 billion as of January 31, 2013). The Trustees believe that restructuring the current Board into two separate Boards will take into account both the opportunity for each Board to focus on a smaller group of funds as well as Fidelity's commitment to continue to provide sufficient support for the operation of multiple Boards.

In connection with segregating Fidelity's sector fund business under the supervision of a separate Board, a slate of Trustees must be put in place to oversee the sector funds. Some existing Trustees and Advisory Board members are proposed to serve on the Board overseeing the Fidelity sector funds. The 1940 Act requires that a shareholder meeting be held to elect Trustees.

The Trustees, with the support of FMR, made the decision to create a two-Board structure for the Equity and High Income Funds, and based their decision on two specific factors. First, restructuring the current Board into two separate Boards will allow each Board to focus on specific issues that will impact the future of the particular funds under that Board's oversight. Investment strategies are evolving in complexity and the range of investment products available in the marketplace is expanding rapidly. This trend is expected to continue, and the Trustees' desire to reorganize is based on anticipated growth in the sector investing space. Second, adopting a separate board structure for Fidelity's sector business will serve to further align the interests of each Board and Fidelity. As Fidelity's sector business continues to grow, it will increasingly rely on priorities and opportunities for growth that are separate and distinct from Fidelity's broader Equity group. In addition, the sector business will require a distinct culture and approach to investing in research. A separate Board for this group of funds will be able to work more closely with management to focus on the unique needs of sector investing disciplines.

The two-Board structure will be implemented at the same time for all Fidelity Equity and High Income funds. On August 1, 2013, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing a two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. Ned C. Lautenbach and William S. Stavropoulos have indicated that, if elected, each expects to resign their position on the sector funds Board effective July 31, 2014. The size of the Board that will oversee the sector funds will be fixed at six Trustees. The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

All nominees for the sector funds Board are currently Trustees or Members of the Advisory Board of the trust and have served in those capacities continuously since originally elected or appointed. David A Rosow and Garnett A. Smith were selected by the trust's Governance and Nominating Committee and were appointed as Members of the Advisory Board effective June 12, 2012. A third-party search firm retained by the Independent Trustees recommended Messrs. Rosow and Smith.

Each of the nominees that is currently a Trustee of the trusts oversees 236 funds advised by FMR or an affiliate. After the implementation of the two-board structure, Ronald P. O'Hanley, Michael E. Wiley and Messrs. Rosow and Smith will oversee 64 funds, and Messrs. Lautenbach and Stavropoulos will oversee 236 funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Nominees you are being asked to elect as Trustees of the sector fund Board are as follows:

Interested Nominee*:

Correspondence intended for the Interested Nominee (that is, the nominee that is an interested person (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience**:
Ronald P. O'Hanley (56)

Year of Election or Appointment: 2011

Trustee. Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Mr. O'Hanley has been determined to be "interested" by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.

** The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience*
Ned C. Lautenbach (69)

Year of Election or Appointment: 2000

Trustee. Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Trustee. Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions) and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Trustee. Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

* The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

As of January 31, 2013, the Trustees and nominees for election as Trustees and the officers of each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. As noted above, Messrs. Lautenbach and Stavropoulos have each indicated an intent to resign his term effective July 31, 2014. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of two Interested Trustees and nine Independent Trustees, met eight times during the funds' most recent fiscal year ended December 31, 2012. Following the implementation of the two-Board structure for the Equity and High Income Fidelity funds, it is expected that the Trustees of the Sector Funds Board will initially include one interested and five Independent Trustees, and will meet at least four times a year at regularly scheduled meetings. For information about the Trustees of each trust's Board that are not nominees, please see "Trustees, Advisory Board Members and Executive Officers of the Funds" beginning on page (Click Here). For information about the funds' Board structure and risk oversight function, and current and proposed standing committees of the funds' Trustees, refer to the section entitled "Board Structure and Oversight Function and Standing Committees of the Funds' Trustees" beginning on page (Click Here).

The dollar range of equity securities beneficially owned as of December 31, 2012 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix D.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix E.

2. TO APPROVE A MANAGEMENT CONTRACT BETWEEN EACH FUND AND FIDELITY SELECTCO, LLC.

Proposal 2 relates to the approval by shareholders of new management contracts (the New Management Contracts) between Fidelity SelectCo, LLC (SelectCo) and each of the funds. Throughout 2012, FMR discussed with the Trustees plans to establish a new investment adviser, SelectCo, to manage sector-based funds and products. Fidelity believes that a separate investment adviser will be better positioned to focus on opportunities for growth within the sector investing space and to offer a distinct approach to sector investing and research. To that end, shareholders are being asked to approve a new management contract between SelectCo and each fund. You are being asked to vote separately on Proposal 2 solely with respect to the fund(s) that you own.

As described in more detail below, the terms of the New Management Contracts are identical to those of the current management contracts with FMR (the Current Management Contracts), except with respect to the name of the investment adviser, the dates of execution, and the initial two-year term of the contract. Additionally, the fees payable to SelectCo under the New Management Contracts are identical to the fees payable to FMR under the Current Management Contracts. Further, if a New Management Contract is approved by shareholders with respect to a fund, there would be no change to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management. Each fund's current management contact, dated August 1, 2007, was approved by the Board of Trustees on July 19, 2007, pursuant to authority granted under SEC staff interpretations of the 1940 Act. Each Current Management Contract was last approved by the Board of Trustees in July 2012 in connection with the Board's annual review of each fund's advisory arrangements.

Subject to shareholder approval, the New Management Contracts will go into effect at or before the close of business on July 31, 2013, at which time the Current Management Contracts will terminate. If the New Management Contracts are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms. If Proposal 2 is not approved by shareholders of a fund, the Board of Trustees will evaluate all other short- and long-term options permitted by law, which could include an interim management contract of limited duration.

Activities and Management of SelectCo

SelectCo, a Delaware limited liability company with its principal business address at 1225 17th Street, Suite 1530, Denver, Colorado 80202-5541, would serve as investment adviser to the funds pursuant to the New Management Contracts. As SelectCo is a newly-registered investment adviser, SelectCo does not currently serve as investment adviser to other investment companies with similar investment objectives as those of the funds.

The principal executive officers of SelectCo are Anthony R. Rochte, President; William F. Kavanagh, Chief Operating Officer; William E. Dailey, Treasurer; and Scott C. Goebel, Secretary. The principal business address for Messrs. Rochte and Kavanagh is 1225 17th Street, Suite 1530, Denver, Colorado 80202. The principal business address for Messrs. Dailey and Goebel is 82 Devonshire Street, Boston, Massachusetts 02109.

The directors of SelectCo are Ronald P. O'Hanley and Jacques P. Perold. The principal business address of each of the directors is 82 Devonshire Street, Boston, Massachusetts 02109.

Mr. O'Hanley is also a Trustee of the trust. Mr. Goebel is currently Secretary and Chief Legal Officer of the funds and Secretary of SelectCo.

All of the stock of SelectCo is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Material Terms of the Current Management Contracts and the New Management Contracts

As noted above, except with respect to the name of the investment adviser, the dates of execution, and the initial two-year term, the New Management Contracts are identical to the Current Management Contracts. The following summary of the material terms of the Current Management Contracts and the New Management Contracts is qualified in its entirety by reference to the form of the New Management Contract attached in Exhibit 1.

Management Services. Under the terms of the Current Management Contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The New Management Contracts contain identical provisions as to management services, except that such services will be provided by SelectCo.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund generally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's Current Management Contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the funds' proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The New Management Contracts contain identical provisions as to management-related expenses.

Management Fees. For the services of FMR under the Current Management Contracts, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
over	-		1,845.2019	2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,374 billion of group net assets - the approximate level for December 2012 - was 0.2559%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,374 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets of the funds advised by FMR for December 2012, each fund's annual management fee rate was calculated to be the following:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Consumer Discretionary Portfolio	0.2559%	+	0.3000%	=	0.5559%
Consumer Staples Portfolio	0.2559%	+	0.3000%	=	0.5559%
Energy Portfolio	0.2559%	+	0.3000%	=	0.5559%
Financial Services Portfolio	0.2559%	+	0.3000%	=	0.5559%
Health Care Portfolio	0.2559%	+	0.3000%	=	0.5559%
Industrials Portfolio	0.2559%	+	0.3000%	=	0.5559%
Materials Portfolio	0.2559%	+	0.3000%	=	0.5559%
Real Estate Portfolio	0.2559%	+	0.3000%	=	0.5559%
Technology Portfolio	0.2559%	+	0.3000%	=	0.5559%
Telecommunications Portfolio	0.2559%	+	0.3000%	=	0.5559%
Utilities Portfolio	0.2559%	+	0.3000%	=	0.5559%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the management fees each fund paid to FMR as of December 31, 2012:

Fund	Management Fees Paid to FMR
Consumer Discretionary Portfolio	$ 178,714
Consumer Staples Portfolio	$ 492,463
Energy Portfolio	$ 1,897,656
Financial Services Portfolio	$ 229,904
Health Care Portfolio	$ 881,815
Industrials Portfolio	$ 486,330
Materials Portfolio	$ 440,351
Real Estate Portfolio	$ 1,744,764
Technology Portfolio	$ 925,067
Telecommunications Portfolio	$ 69,650
Utilities Portfolio	$ 405,804

The New Management Contracts contain identical provisions as to management fees, except such fees will be paid to SelectCo.

If the New Management Contract with SelectCo is approved by shareholders, any existing voluntary expense caps between FMR and the funds will terminate upon the termination of the Current Management Contract. SelectCo, however, intends to recommend approval of new voluntary caps.

Board Approval of Investment Advisory Contracts and Management Fees.

On November 15, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and SelectCo and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to identify additional opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under management increase, and for higher fee rates as total fund assets under management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS AND
EXECUTIVE OFFICERS OF THE FUNDS

James C. Curvey, Ronald P. O'Hanley, Dennis J. Dirks, Alan J. Lacy, Ned C. Lautenbach, Joseph Mauriello, Robert W. Selander, Cornelia M. Small, William S. Stavropoulos, David M. Thomas, and Michael E. Wiley are currently Trustees of the trust. Peter S. Lynch, David A. Rosow and Garnett A. Smith are currently Members of the Advisory Board of the trust. The executive officers of the funds include: Kenneth B. Robins, Brian B. Hogan, Christopher S. Bartel, Scott C. Goebel, William C. Coffey, Elizabeth Paige Baumann, Christine Reynolds, Joseph A. Hanlon, Stephen Sadoski, Stacie Smith, Joseph F. Zambello, Adrien E. Deberghes, Stephanie J. Dorsey, John R. Hebble, Gary W. Ryan, and Jonathan Davis. Additional information about Messrs. Lautenbach, O'Hanley, Rosow, Stavropoulos, Smith, and Wiley can be found in Proposal 1. Additional information about Mr. Lynch, and other executive officers of the funds, can be found in the following table.

Interested Trustee:

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation*
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (41)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (44)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (42)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (39)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2008

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Board Structure and Oversight Function.

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund/funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings. If elected by shareholders, it is expected that Mr. O'Hanley will serve as Chairman of the funds and Mr. Wiley will serve as Chairman of the Independent Trustees.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund/funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 10 standing committees. The members of each committee are Independent Trustees. In connection with the creation of the SelectCo board, it is expected that the Board will have a committee structure consisting of three committees: an Operations Committee, an Audit Committee, and a Governance and Nominating Committee.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Stavropoulos serving as Vice Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. After the Board restructuring, it is expected that these matters will include, but will not be limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. After the Board restructuring, it is expected that the committee will (i) serve as the primary point contact for the CCO with regard to Board-related functions; (ii) oversee the annual performance review of the CCO; (iii) make recommendations concerning the CCO's compensation; and (iv) make recommendations as needed in respect of the removal of the CCO. During the fiscal year ended December 31, 2012, the committee held 20 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2012, the committee held four meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, Selander, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended December 31, 2012, each committee held 13 meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas, and Ms. Small. Mr. Lautenbach alternates his attendance of committee meetings with his attendance of Audit Committee meetings. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2012, the committee held seven meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, Selander, and Wiley. Mr. Lautenbach alternates his attendance of committee meetings with his attendance of Shareholder, Distribution, and Brokerage Committee meetings. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2012, the committee held nine meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. A current copy of the Governance and Nominating Committee Charter is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit 2. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2012, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Selander (Chair), Lautenbach, Mauriello, and Wiley. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2012, the committee held four meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Selander. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended December 31, 2012, the committee held three meetings.

The Research Committee is composed of Messrs. Lacy (Chair) and Thomas, and Ms. Small. The Committee will meet as needed. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function. During the fiscal year ended December 31, 2012, the committee held six meetings.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the funds and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Appendix F.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Abigail P. Johnson, Chairman of the Board; James C. Curvey; Peter S. Lynch, Vice Chairman; and John J. Remondi. Mr. Curvey is also a Trustee of the trusts and of other funds advised by FMR. Mr. Lynch is a member of the Advisory Board of the trusts. The following people are currently officers of the trusts and officers or employees of FMR or FMR LLC: Scott C. Goebel, Secretary and Chief Legal Officer of the Fidelity funds and Senior Vice President, General Counsel, and Secretary of FMR; Elizabeth Paige Baumann, Anti-Money Laundering (AML) Officer of the Fidelity funds; Christine Reynolds, Chief Financial Officer of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Kenneth B. Robins, President and Treasurer of Fidelity's Equity and High Income Funds; Adrien E. Deberghes, Deputy Treasurer of Fidelity's Equity and High Income Funds; Stephen Sadoski, Deputy Treasurer of Fidelity's Equity and High Income Funds; Stacie Smith, Deputy Treasurer of Fidelity's Equity and High Income Funds; Brian B. Hogan, Vice President of Equity and High Income Funds and President of FMR's, Equity Division; Christopher S. Bartel, Vice President of Fidelity's Sector and Real Estate Equity Funds; William C. Coffey, Assistant Secretary of Fidelity's Equity and High Income Funds; Joseph A. Hanlon, Chief Compliance Officer of Fidelity's Equity and High Income Funds and FMR; Stephanie J. Dorsey, Assistant Treasurer of Fidelity's Equity and High Income Funds; John R. Hebble, Assistant Treasurer of Fidelity's Equity and High Income Funds; and Joseph F. Zambello, Deputy Treasurer of the Fidelity funds; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; Jonathan Davis, Assistant Treasurer of the Fidelity funds. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

In transactions during the period February 1, 2011 through December 31, 2012, trusts for the benefit of Edward C. Johnson and members of his family sold 3,826 shares of FMR LLC Class B voting common stock to two trusts for the benefit of members of the family of Edward C. Johnson 3d for which Mr. Curvey, a Trustee and Chairman of the Board of Trustees of the trust, serves as trustee, for aggregate cash consideration of $2,204,043.82.

DISTRIBUTION AGREEMENT

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island, 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Initial Class and Investor Class shares of the funds do not pay any service fees to FDC. The following table provides information about the services fees paid for Service Class and Service Class 2 of applicable funds for the fiscal year ended December 31, 2012.

Fund	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Energy Portfolio - Service Class 2	$ 307,632	$ 307,632	$ 0
Real Estate Portfolio - Service Class	$ 683	$ 683	$ 0
Real Estate Portfolio - Service Class 2	$ 340,386	$ 340,386	$ 0

If shareholders of a fund approve a New Management Contract between SelectCo and the fund, FDC will continue to provide distribution services to the fund.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of each fund.

Each fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

Appendix G provides information about transfer agent fees paid to FIIOC by each fund, pricing and bookkeeping fees and securities lending fees paid to FSC by each fund for the most recent fiscal year end of each fund.

If shareholders of a fund approve a New Management Contract between SelectCo and the fund, FIIOC will continue to provide transfer agency services to the fund and FSC will continue to provide pricing and bookkeeping services and securities lending services to the fund.

SUB-ADVISORY AGREEMENTS

The sub-advisory agreements in effect for each fund were last approved by the Board of Trustees in July 2012 in connection with the Board's annual review of each fund's advisory arrangements.

FMRC. On June 14, 2001, the Board of Trustees and the sole initial shareholder of each fund (except VIP Consumer Staples Portfolio, VIP Materials Portfolio, VIP Real Estate Portfolio, and VIP Telecommunications Portfolio) approved on behalf of each fund (except VIP Consumer Staples Portfolio, VIP Materials Portfolio, VIP Real Estate Portfolio, and VIP Telecommunications Portfolio), the sub-advisory agreement between FMR and FMRC, effective June 15, 2001. On March 15, 2007, the Board of Trustees and the sole initial shareholder of each of VIP Consumer Staples Portfolio, VIP Materials Portfolio, VIP Real Estate Portfolio, and VIP Telecommunications Portfolio approved on behalf of each of VIP Consumer Staples Portfolio, VIP Materials Portfolio, VIP Real Estate Portfolio, and VIP Telecommunications Portfolio, the sub-advisory agreement between FMR and FMRC, effective March 15, 2007. On July 18, 2002, the Board of Trustees and the sole initial shareholder of VIP Real Estate Portfolio approved, on behalf of VIP Real Estate Portfolio, the sub-advisory agreement between FMR and FMRC, effective July18, 2002. Pursuant to the sub-advisory agreements, FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees. If shareholders of a fund approve a New Management Contract between SelectCo and the fund, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees will approve and SelectCo will enter into a new sub-advisory agreement with FMRC on behalf of the fund that is materially similar to the existing sub-advisory agreement with FMRC.

FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR. H.K., and FMR Japan, dated July 17, 2008, September 9, 2008, and September 29, 2008, respectively. On July 17, 2008, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of each fund, a sub-advisory agreement with FMR U.K, FMR H.K, and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the subadvisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to each fund (discretionary services). FMR, and not the funds, pays the sub-advisers. If shareholders of a fund approve a New Management Contract between SelectCo and the fund, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees will approve and SelectCo will enter into a new sub-advisory agreement with each of FMR U.K., FMR. H.K., and FMR Japan on behalf of the fund that are materially similar to the existing sub-advisory agreements with FMR U.K., FMR. H.K., and FMR Japan.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by FMR pursuant to authority contained in the Current Management Contracts. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the sub-advisory agreement.

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

Appendix H provides information about brokerage commissions paid to NFS for the most recent fiscal year end of each fund.

If shareholders of a fund approve a New Management Contract between SelectCo and the fund, SelectCo will be responsible for the placement of portfolio transactions for the fund and may place trades with certain brokers, including NFS, with whom it is under common control provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for the funds. PwC, in accordance with Public Company Accounting Oversight Board Rules, have confirmed to the Audit Committee of the trust, as applicable, that it is the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund ("Non-Covered Service") are reported to the Audit Committee on a periodic basis.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

The following table presents fees billed by PwC in each of the last two fiscal years for services rendered to the funds:

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Consumer Discretionary Portfolio	$ 36,000	$ -	$ 2,500	$ 1,500
Consumer Staples Portfolio	$ 36,000	$ -	$ 2,500	$ 1,500
Energy Portfolio	$ 36,000	$ -	$ 2,500	$ 1,600
Financial Services Portfolio	$ 37,000	$ -	$ 2,500	$ 1,500
Health Care Portfolio	$ 39,000	$ -	$ 2,500	$ 1,600
Industrials Portfolio	$ 36,000	$ -	$ 2,500	$ 1,500
Materials Portfolio	$ 36,000	$ -	$ 2,700	$ 1,500
Real Estate Portfolio	$ 44,000	$ -	$ 3,500	$ 1,600
Technology Portfolio	$ 36,000	$ -	$ 2,500	$ 1,600
Telecommunications Portfolio	$ 36,000	$ -	$ 2,500	$ 1,500
Utilities Portfolio	$ 35,000	$ -	$ 2,500	$ 1,500

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Consumer Discretionary Portfolio	$ 37,000	$ -	$ 2,500	$ 1,600
Consumer Staples Portfolio	$ 37,000	$ -	$ 2,500	$ 1,600
Energy Portfolio	$ 37,000	$ -	$ 2,500	$ 1,800
Financial Services Portfolio	$ 37,000	$ -	$ 2,500	$ 1,600
Health Care Portfolio	$ 39,000	$ -	$ 2,500	$ 1,600
Industrials Portfolio	$ 37,000	$ -	$ 2,500	$ 1,600
Materials Portfolio	$ 37,000	$ -	$ 2,500	$ 1,600
Real Estate Portfolio	$ 44,000	$ -	$ 3,500	$ 1,700
Technology Portfolio	$ 36,000	$ -	$ 2,500	$ 1,700
Telecommunications Portfolio	$ 37,000	$ -	$ 2,500	$ 1,600
Utilities Portfolio	$ 36,000	$ -	$ 2,500	$ 1,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers"):

	December 31, 2012A	December 31, 2011A
Audit-Related Fees	$ 4,805,000	$ 3,845,000
Tax Fees	$ -	$ -
All Other Fees	$ -	$ -

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

The aggregate non-audit fees billed by PwC for services rendered to the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the funds are as follows:

	December 31, 2012A	December 31, 2011A
PwC	$ 5,655,000	$ 5,095,000

A Amounts may reflect rounding.

There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund. There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting persons named as proxy agents will vote in their discretion.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of client services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1

FORM OF

MANAGEMENT CONTRACT
between
FIDELITY TRUST NAME: FIDELITY FUND NAME
and
FIDELITY SELECTCO, LLC

 AGREEMENT made as of this 1st day of August, 2013, by and between [Fidelity Trust Name], a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of [Fidelity Fund Name] (hereinafter called the "Fund"), and Fidelity SelectCo, LLC, a Delaware limited liability corporation (hereinafter called the "Adviser") as set forth in its entirety below.

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

 (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

 (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

 2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser and Fidelity Management & Research Company (computed in the manner set forth in the Trust's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE
Average Group Assets			Annualized Rate
0	-	$3 billion	.5200%
3	-	6	.4900
6	-	9	.4600
9	-	12	.4300
12	-	15	.4000
15	-	18	.3850
18	-	21	.3700
21	-	24	.3600
24	-	30	.3500
30	-	36	.3450
36	-	42	.3400
42	-	48	.3350
48	-	66	.3250
66	-	84	.3200
84	-	102	.3150
102	-	138	.3100
138	-	174	.3050
174	-	210	.3000
210	-	246	.2950
246	-	282	.2900
282	-	318	.2850
318	-	354	.2800
354	-	390	.2750
390	-	426	.2700
426	-	462	.2650
462	-	498	.2600
498	-	534	.2550
534	-	587	.2500
587	-	646	.2463
646	-	711	.2426
711	-	782	.2389
782	-	860	.2352
860	-	946	.2315
946	-	1,041	.2278
1,041	-	1,145	.2241
1,145	-	1,260	.2204
1,260	-	1,386	.2167
1,386	-	1,525	.2130
1,525	-	1,677	.2093
1,677	-	1,845	.2056
Over		1,845	.2019

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [0.__]%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Fund (computed in the manner set forth in the Trust's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Fund will pay all its expenses, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 2015 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

 (b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[SIGNATURE PAGE OMITTED]

EXHIBIT 2

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Equity and High Income Funds

Governance and Nominating Committee Charter

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, "FMR") comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the "Funds"1; the Boards of Trustees of the Funds are referred to collectively as the "Board of Trustees" and the members are referred to as the "Trustees"; Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the "Independent Trustees"; and committees of the Boards of Trustees are referred to as "Board Committees." The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the "Committee").

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. The members of the Committee, other than the Chair of the Committee, will be determined annually by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the "Chair") shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

1 The term "Funds" includes all of the Funds managed by FMR, other than the Japan Fund and the Fixed Income and Asset Allocation Funds. The Fixed Income and Asset Allocation Funds include the investment grade bond funds, the money market funds and the asset allocation funds.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair's absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair's absence.

(2) The Chair shall serve as Chair of the Operations Committee.

(3) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(4) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee's recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(6) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Funds' expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Act as the administrative committee under the Retirement Plan for Non-Interested Person Trustees, Directors or General Partners (no presently-active Trustees will receive benefits under this plan).

(10) Act as administrative committee under the Funds' fee deferral plan for Independent Trustees.

(11) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(12) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(13) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(14) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(15) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(16) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees' performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds' or the Board of Trustees' policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy"), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person's subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

(1) The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

(2) A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair's absence.

APPENDIX A

Consumer Discretionary Portfolio
Consumer Staples Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Portfolio
Industrials Portfolio
Materials Portfolio
Real Estate Portfolio
Technology Portfolio
Telecommunications Portfolio
Utilities Portfolio

APPENDIX B

VARIABLE INSURANCE PRODUCTS FUND IV	Number of Shares Outstanding as of 1/31/13
VIP Consumer Discretionary Portfolio: Initial Class	936,928
VIP Consumer Discretionary Portfolio: Investor Class	2,464,507
VIP Consumer Staples Portfolio: Initial Class	1,698,419
VIP Consumer Staples Portfolio: Investor Class	6,677,780
VIP Energy Portfolio: Initial Class	4,823,123
VIP Energy Portfolio: Investor Class	4,696,814
VIP Energy Portfolio: Service Class 2	5,735,207
VIP Financial Services Portfolio: Initial Class	2,926,190
VIP Financial Services Portfolio: Investor Class	5,310,828
VIP Health Care Portfolio: Initial Class	4,584,405
VIP Health Care Portfolio: Investor Class	8,019,147
VIP Industrials Portfolio: Initial Class	1,966,820
VIP Industrials Portfolio: Investor Class	3,138,908
VIP Materials Portfolio: Initial Class	1,973,259
VIP Materials Portfolio: Investor Class	4,160,979
VIP Real Estate Portfolio: Initial Class	4,174,631
VIP Real Estate Portfolio: Investor Class	8,312,346
VIP Real Estate Portfolio: Service Class	116,155
VIP Real Estate Portfolio: Service Class 2	8,621,349
VIP Technology Portfolio: Initial Class	5,621,219
VIP Technology Portfolio: Investor Class	8,988,990
VIP Telecommunications Portfolio: Initial Class	439,220
VIP Telecommunications Portfolio: Investor Class	1,208,244
VIP Utilities Portfolio: Initial Class	2,149,784
VIP Utilities Portfolio: Investor Class	3,659,015

APPENDIX C

Record and/or beneficial ownership as of 1/31/13:
Class Name	Owner Name	City	State	Ownership %
VIP Consumer Discretionary Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	91.94%
VIP Consumer Discretionary Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.09%
VIP Consumer Discretionary Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	91.74%
VIP Consumer Discretionary Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.25%
VIP Consumer Staples Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	91.27%
VIP Consumer Staples Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.76%
VIP Consumer Staples Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	91.20%
VIP Consumer Staples Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.81%
VIP Energy Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	91.94%
VIP Energy Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	7.85%
VIP Energy Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	88.82%
VIP Energy Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	7.83%
VIP Energy Portfolio: Service Class 2	Nationwide Financial	Columbus	OH	98.25%
VIP Financial Services Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	92.19%
VIP Financial Services Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	7.82%
VIP Financial Services Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	89.49%
VIP Financial Services Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	10.58%
VIP Health Care Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	87.68%
VIP Health Care Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	12.32%
VIP Health Care Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	91.41%
VIP Health Care Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.61%
VIP Industrials Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	91.29%
VIP Industrials Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.68%
VIP Industrials Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	84.36%
VIP Industrials Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	13.15%
VIP Materials Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	92.32%
VIP Materials Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	7.64%
VIP Materials Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	90.90%
VIP Materials Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	9.08%
VIP Real Estate Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	83.01%
VIP Real Estate Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	7.32%
VIP Real Estate Portfolio: Initial Class	FBL Financial Group	Rock Island	IL	6.14%
VIP Real Estate Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	92.53%
VIP Real Estate Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	7.45%
VIP Real Estate Portfolio: Service Class	Nationwide Financial	Columbus	OH	64.59%
VIP Real Estate Portfolio: Service Class	Fidelity Investments	Boston	MA	35.42%
VIP Real Estate Portfolio: Service Class 2	Ohio National Life Insurance Company	Cincinnati	OH	93.45%
VIP Technology Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	89.28%
VIP Technology Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	10.70%
VIP Technology Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	92.39%
VIP Technology Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	7.62%
VIP Telecommunications Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	90.45%
VIP Telecommunications Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	9.60%
VIP Telecommunications Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	92.78%
VIP Telecommunications Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	6.92%
VIP Utilities Portfolio: Initial Class	Fidelity Investments Life Insurance	Boston	MA	91.10%
VIP Utilities Portfolio: Initial Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.90%
VIP Utilities Portfolio: Investor Class	Fidelity Investments Life Insurance	Boston	MA	91.41%
VIP Utilities Portfolio: Investor Class	Empire Fidelity Investments Life Ins. Co.	Boston	MA	8.63%

APPENDIX D

Interested Nominees and Trustees

Dollar range of fund shares as of 12/31/12	Ronald P. O'Hanley	James C. Curvey
VARIABLE INSURANCE PRODUCTS FUND IV
Consumer Discretionary Portfolio	none	none
Consumer Staples Portfolio	none	none
Energy Portfolio	none	none
Financial Services Portfolio	none	none
Health Care Portfolio	none	none
Industrials Portfolio	none	none
Materials Portfolio	none	none
Real Estate Portfolio	none	none
Technology Portfolio	none	none
Telecommunications Portfolio	none	none
Utilities Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees

Dollar range of fund shares as of 12/31/12	Ned C. Lautenbach	David A. Rosow	Garnett A. Smith	William S. Stavropoulos	Michael E. Wiley
VARIABLE INSURANCE PRODUCTS FUND IV
Consumer Discretionary Portfolio	none	none	none	none	none
Consumer Staples Portfolio	none	none	none	none	none
Energy Portfolio	none	none	none	none	none
Financial Services Portfolio	none	none	none	none	none
Health Care Portfolio	none	none	none	none	none
Industrials Portfolio	none	none	none	none	none
Materials Portfolio	none	none	none	none	none
Real Estate Portfolio	none	none	none	none	none
Technology Portfolio	none	none	none	none	none
Telecommunications Portfolio	none	none	none	none	none
Utilities Portfolio	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Independent Trustees

Dollar range of fund shares as of 12/31/12	Dennis J. Dirks	Alan J. Lacy	Joseph Mauriello	Robert W. Selander	Cornelia M. Small	David M. Thomas
VARIABLE INSURANCE PRODUCTS FUND IV
Consumer Discretionary Portfolio	none	none	none	none	none	none
Consumer Staples Portfolio	none	none	none	none	none	none
Energy Portfolio	none	none	none	none	none	none
Financial Services Portfolio	none	none	none	none	none	none
Health Care Portfolio	none	none	none	none	none	none
Industrials Portfolio	none	none	none	none	none	none
Materials Portfolio	none	none	none	none	none	none
Real Estate Portfolio	none	none	none	none	none	none
Technology Portfolio	none	none	none	none	none	none
Telecommunications Portfolio	none	none	none	none	none	none
Utilities Portfolio	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

APPENDIX E

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services, for each fund's fiscal year ended December 31, 2012. James C. Curvey, Ronald P. O'Hanley, and Peter S. Lynch are interested persons and are compensated by FMR.

AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	David A. Rosow[1]	Garnett A. Smith[2]	William S. Stavropoulos	Michael E. Wiley
Variable Insurance Products Fund IV
Consumer Discretionary Portfolio	$ 21	$ 12	$ 12	$ 19	$ 18
Consumer Staples Portfolio	$ 58	$ 32	$ 32	$ 52	$ 50
Energy Portfolio	$ 241	$ 107	$ 107	$ 216	$ 208
Financial Services Portfolio	$ 28	$ 14	$ 14	$ 25	$ 24
Health Care Portfolio	$ 106	$ 54	$ 54	$ 95	$ 92
Industrials Portfolio	$ 61	$ 27	$ 27	$ 55	$ 53
Materials Portfolio	$ 56	$ 24	$ 24	$ 50	$ 48
Real Estate Portfolio	$ 213	$ 108	$ 108	$ 191	$ 183
Technology Portfolio	$ 116	$ 54	$ 54	$ 104	$ 101
Telecommunications Portfolio	$ 8	$ 4	$ 4	$ 7	$ 7
Utilities Portfolio	$ 51	$ 25	$ 25	$ 46	$ 44
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 500,500	$ 240,667	$ 240,667	$ 449,000	$ 431,500
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Alan J. Lacy	Joseph Mauriello	Robert W. Selander	Cornelia M. Small	David M. Thomas
Variable Insurance Products Fund IV
Consumer Discretionary Portfolio	$ 19	$ 18	$ 19	$ 18	$ 18	$ 18
Consumer Staples Portfolio	$ 52	$ 49	$ 51	$ 48	$ 48	$ 49
Energy Portfolio	$ 217	$ 206	$ 212	$ 198	$ 202	$ 206
Financial Services Portfolio	$ 25	$ 24	$ 24	$ 23	$ 23	$ 24
Health Care Portfolio	$ 96	$ 90	$ 93	$ 87	$ 89	$ 90
Industrials Portfolio	$ 55	$ 53	$ 54	$ 50	$ 52	$ 53
Materials Portfolio	$ 50	$ 48	$ 49	$ 46	$ 47	$ 48
Real Estate Portfolio	$ 192	$ 181	$ 187	$ 175	$ 178	$ 181
Technology Portfolio	$ 105	$ 99	$ 102	$ 95	$ 98	$ 100
Telecommunications Portfolio	$ 7	$ 7	$ 7	$ 7	$ 7	$ 7
Utilities Portfolio	$ 46	$ 43	$ 45	$ 42	$ 42	$ 43
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 450,500	$ 426,500	$ 439,000	$41 1,500	$ 419,000	$ 426,500

1 Effective June 12, 2012, Mr. Rosow serves as a Member of the Advisory Board.

2 Effective June 12, 2012, Mr. Smith serves as a Member of the Advisory Board.

A Reflects compensation received for the calendar year ended December 31, 2012 for 236 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Dennis J. Dirks, $221,918; Ned C. Lautenbach, $262,798; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; and Michael E. Wiley, $180,000.

APPENDIX F

Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Large Cap Growth:(c)
Class A	1/31/12	9.2	0.48
Class B	1/31/12	1.9	0.48
Class C	1/31/12	5.4	0.48
Class T	1/31/12	6.4	0.48
Institutional Class	1/31/12	1.2	0.48
Retail Class	1/31/12	127.8	0.48
Mid Cap Value:(c)
Class A	1/31/12	21.0	0.56
Class B	1/31/12	1.5	0.56
Class C	1/31/12	5.3	0.56
Class T	1/31/12	6.7	0.56
Institutional Class	1/31/12	3.4	0.56
Retail Class	1/31/12	604.9	0.56
Series All-Sector Equity:(c)
Class F	1/31/12	3,029.2	0.66
Retail Class	1/31/12	8,132.9	0.66
Series Large Cap Value:(c)
Class F	1/31/12	2,766.2	0.43
Retail Class	1/31/12	7,529.7	0.43
Stock Selector Large Cap Value:(c)
Class A	1/31/12	19.2	0.26
Class B	1/31/12	2.0	0.26
Class C	1/31/12	4.3	0.26
Class T	1/31/12	5.5	0.26
Institutional Class	1/31/12	1.7	0.26
Retail Class	1/31/12	582.8	0.26
IT Services(c)	2/29/12	190.9	0.56
Medical Equipment and Systems(c)	2/29/12	1,433.8	0.56
Air Transportation(c)	2/29/12	73.7	0.56
Automotive(c)	2/29/12	159.0	0.55
Banking(c)	2/29/12	392.2	0.56
Biotechnology(c)(c)	2/29/12	1,259.0	0.56
Brokerage and Investment Management(c)	2/29/12	410.7	0.56
Chemicals(c)	2/29/12	747.0	0.56
Communications Equipment(c)	2/29/12	405.7	0.56
Computers(c)	2/29/12	561.2	0.56
Construction and Housing(c)	2/29/12	100.2	0.56
Consumer Discretionary(c)	2/29/12	218.0	0.56
Consumer Finance(c)	2/29/12	128.2	0.56
Consumer Staples:(c)
Class A	2/29/12	174.1	0.56
Class B	2/29/12	19.2	0.56
Class C	2/29/12	91.1	0.56
Class T	2/29/12	33.8	0.56
Institutional Class	2/29/12	226.5	0.56
Retail Class	2/29/12	1,004.8	0.56
Defense and Aerospace(c)	2/29/12	652.7	0.56
Electronics(c)	2/29/12	1,120.2	0.56
Energy(c)	2/29/12	2,553.2	0.56
Energy Service(c)	2/29/12	1,566.6	0.56
Environment and Alternative Energy(c)	2/29/12	87.4	0.56
Financial Services(c)	2/29/12	378.7	0.56
Gold:(b)
Class A	2/29/12	156.8	0.56
Class B	2/29/12	24.1	0.56
Class C	2/29/12	71.9	0.56
Class T	2/29/12	44.2	0.56
Institutional Class	2/29/12	156.2	0.56
Retail Class	2/29/12	4,083.1	0.56
Health Care(c)	2/29/12	2,087.8	0.56
Industrial Equipment(c)	2/29/12	315.7	0.56
Industrials(c)	2/29/12	517.9	0.56
Insurance(c)	2/29/12	242.9	0.56
International Enhanced Index(h)	2/29/12	25.0	0.47
Large Cap Core Enhanced Index(h)	2/29/12	328.4	0.30
Large Cap Growth Enhanced Index(h)	2/29/12	87.7	0.30
Large Cap Value Enhanced Index(h)	2/29/12	82.8	0.30
Leisure(c)	2/29/12	383.7	0.56
Materials:(c)
Class A	2/29/12	143.3	0.56
Class B	2/29/12	12.0	0.56
Class C	2/29/12	53.6	0.56
Class T	2/29/12	26.3	0.56
Institutional Class	2/29/12	77.2	0.56
Retail Class	2/29/12	1,066.4	0.56
Medical Delivery(c)	2/29/12	760.1	0.56
Mid Cap Enhanced Index(h)	2/29/12	70.4	0.45
Multimedia(c)	2/29/12	184.8	0.56
Natural Gas(c)	2/29/12	883.1	0.56
Natural Resources(c)	2/29/12	1,633.5	0.56
Pharmaceuticals(c)	2/29/12	575.1	0.56
Retailing(c)	2/29/12	247.5	0.56
Small Cap Enhanced Index(h)	2/29/12	114.7	0.52
Software and Computer Services(c)	2/29/12	1,280.6	0.56
Technology(c)	2/29/12	2,394.6	0.56
Telecommunications:(c)
Class A	2/29/12	4.9	0.56
Class B	2/29/12	0.6	0.56
Class C	2/29/12	3.3	0.56
Class T	2/29/12	2.9	0.56
Institutional Class	2/29/12	1.7	0.56
Retail Class	2/29/12	356.5	0.56
Transportation(c)	2/29/12	267.5	0.56
Utilities	2/29/12	500.6	0.56
Wireless(c)	2/29/12	292.1	0.56
Magellan:(c)
Class K	3/31/12	2,849.9	0.35
Retail Class	3/31/12	15,070.2	0.35
Large Cap Stock(c)	4/30/12	879.2	0.73
Mid-Cap Stock:(c)
Class K	4/30/12	1,496.3	0.62
Retail Class	4/30/12	5,662.7	0.62
Small Cap Discovery(c)	4/30/12	2,128.9	0.79
Small Cap Stock(c)	4/30/12	3,465.9	0.84
Fidelity Fifty®(c)	6/30/12	690.5	0.61
Fidelity® Fund:(c)
Class K	6/30/12	709.4	0.35
Retail Class	6/30/12	4,447.7	0.35
Growth Discovery:(c)
Class K	6/30/12	155.0	0.53
Retail Class	6/30/12	874.4	0.53
Advisor Biotechnology:(c)
Class A	7/31/12	39.8	0.56
Class B	7/31/12	5.6	0.56
Class C	7/31/12	19.8	0.56
Class T	7/31/12	20.0	0.56
Institutional Class	7/31/12	9.9	0.56
Advisor Communications Equipment:(b)(c)
Class A	7/31/12	5.0	0.56
Class B	7/31/12	0.8	0.56
Class C	7/31/12	3.1	0.56
Class T	7/31/12	3.6	0.56
Institutional Class	7/31/12	1.0	0.56
Advisor Consumer Discretionary:(c)
Class A	7/31/12	22.4	0.56
Class B	7/31/12	2.9	0.56
Class C	7/31/12	9.7	0.56
Class T	7/31/12	9.7	0.56
Institutional Class	7/31/12	13.6	0.56
Advisor Electronics:(c)
Class A	7/31/12	7.7	0.56
Class B	7/31/12	0.6	0.56
Class C	7/31/12	3.6	0.56
Class T	7/31/12	4.2	0.56
Institutional Class	7/31/12	1.5	0.56
Advisor Energy:(c)
Class A	7/31/12	269.4	0.56
Class B	7/31/12	35.9	0.56
Class C	7/31/12	104.1	0.56
Class T	7/31/12	232.7	0.56
Institutional Class	7/31/12	51.3	0.56
Advisor Financial Services:(c)
Class A	7/31/12	56.4	0.56
Class B	7/31/12	6.1	0.56
Class C	7/31/12	20.1	0.56
Class T	7/31/12	23.8	0.56
Institutional Class	7/31/12	6.7	0.56
Advisor Health Care:(c)
Class A	7/31/12	214.8	0.56
Class B	7/31/12	16.7	0.56
Class C	7/31/12	73.4	0.56
Class T	7/31/12	113.8	0.56
Institutional Class	7/31/12	35.3	0.56
Advisor Industrials:(c)
Class A	7/31/12	198.5	0.56
Class B	7/31/12	23.0	0.56
Class C	7/31/12	66.4	0.56
Class T	7/31/12	63.2	0.56
Institutional Class	7/31/12	43.8	0.56
Advisor Leveraged Company Stock:(c)
Class A	7/31/12	1,158.8	0.61
Class B	7/31/12	95.0	0.61
Class C	7/31/12	425.0	0.61
Class T	7/31/12	767.7	0.61
Institutional Class	7/31/12	611.0	0.61
Advisor Real Estate:(c)
Class A	7/31/12	167.0	0.56
Class B	7/31/12	9.5	0.56
Class C	7/31/12	47.0	0.56
Class T	7/31/12	73.2	0.56
Institutional Class	7/31/12	218.5	0.56
Advisor Technology:(c)
Class A	7/31/12	341.8	0.56
Class B	7/31/12	20.5	0.56
Class C	7/31/12	85.4	0.56
Class T	7/31/12	178.4	0.56
Institutional Class	7/31/12	90.8	0.56
Advisor Utilities:(c)
Class A	7/31/12	85.8	0.56
Class B	7/31/12	7.1	0.56
Class C	7/31/12	28.6	0.56
Class T	7/31/12	36.4	0.56
Institutional Class	7/31/12	12.4	0.56
Blue Chip Growth:(c)
Class F	7/31/12	1,285.8	0.67
Class K	7/31/12	1,897.0	0.67
Retail Class	7/31/12	10,777.7	0.67
Blue Chip Value(c)	7/31/12	334.6	0.36
Dividend Growth:
Class K	7/31/12	909.4	0.68
Retail Class	7/31/12	7,307.5	0.68
International Real Estate:(c)(e)
Class A	7/31/12	6.3	0.71
Class B	7/31/12	0.4	0.71
Class C	7/31/12	2.7	0.71
Class T	7/31/12	2.0	0.71
Institutional Class	7/31/12	1.7	0.71
Retail Class	7/31/12	251.4	0.71
Leveraged Company Stock:(c)
Class K	7/31/12	544.3	0.61
Retail Class	7/31/12	3,150.0	0.61
Low-Priced Stock:(c)
Class K	7/31/12	8,888.8	0.70
Retail Class	7/31/12	24,127.7	0.70
OTC:(c)
Class K	7/31/12	1,523.0	0.70
Retail Class	7/31/12	5,951.5	0.70
Real Estate Investment(c)	7/31/12	3,377.8	0.56
Series Small Cap Opportunities:(c)(e)
Class F	7/31/12	671.9	0.87
Retail Class	7/31/12	1,286.7	0.87
Small Cap Growth:(c)
Class A	7/31/12	59.9	0.76
Class B	7/31/12	4.5	0.76
Class C	7/31/12	23.3	0.76
Class F	7/31/12	393.4	0.76
Class T	7/31/12	27.1	0.76
Institutional Class	7/31/12	37.5	0.76
Retail Class	7/31/12	1,186.1	0.76
Small Cap Value:(c)
Class A	7/31/12	138.3	0.85
Class B	7/31/12	7.2	0.85
Class C	7/31/12	43.8	0.85
Class F	7/31/12	392.4	0.85
Class T	7/31/12	53.6	0.85
Institutional Class	7/31/12	113.2	0.85
Retail Class	7/31/12	1,685.2	0.85
Value Discovery:(c)
Class K	7/31/12	46.2	0.57
Retail Class	7/31/12	446.0	0.57
Export and Multinational:(c)
Class K	8/31/12	207.9	0.56
Retail Class	8/31/12	1,849.6	0.56
Advisor Capital Development:(c)
Class A	9/30/12	312.0	0.56
Class B	9/30/12	0.3	0.56
Class C	9/30/12	1.2	0.56
Class O	9/30/12	2,320.0	0.56
Class T	9/30/12	0.9	0.56
Institutional Class	9/30/12	0.3	0.56
Advisor Diversified Stock:(c)
Class A	9/30/12	116.5	0.43
Class B	9/30/12	0.9	0.43
Class C	9/30/12	4.1	0.43
Class O	9/30/12	1,458.1	0.43
Class T	9/30/12	13.4	0.43
Institutional Class	9/30/12	207.3	0.43
Series Broad Market Opportunities(c)	9/30/12	4.3	0.56
Stock Selector All Cap:(c)
Class K	9/30/12	44.5	0.51
Retail Class	9/30/12	2,094.4	0.51
Advisor Diversified International:(c)
Class A	10/31/12	799.8	0.71
Class B	10/31/12	73.8	0.71
Class C	10/31/12	262.8	0.71
Class T	10/31/12	336.9	0.71
Institutional Class	10/31/12	586.1	0.71
Advisor Emerging Asia:(c)(e)
Class A	10/31/12	167.9	0.71
Class B	10/31/12	17.8	0.71
Class C	10/31/12	72.8	0.71
Class T	10/31/12	51.4	0.71
Institutional Class	10/31/12	46.0	0.71
Advisor Emerging Markets:(c)(e)
Class A	10/31/12	177.6	0.81
Class B	10/31/12	18.6	0.81
Class C	10/31/12	72.2	0.81
Class T	10/31/12	66.4	0.81
Institutional Class	10/31/12	149.6	0.81
Advisor Europe Capital Appreciation:(c)(d)
Class A	10/31/12	7.8	0.71
Class B	10/31/12	0.9	0.71
Class C	10/31/12	2.4	0.71
Class T	10/31/12	5.5	0.71
Institutional Class	10/31/12	0.4	0.71
Advisor Global Capital Appreciation:(c)(e)
Class A	10/31/12	29.4	0.56
Class B	10/31/12	1.6	0.56
Class C	10/31/12	9.9	0.56
Class T	10/31/12	18.0	0.56
Institutional Class	10/31/12	23.7	0.56
Advisor International Capital Appreciation:(b)(c)(e)
Class A	10/31/12	39.8	0.95
Class B	10/31/12	3.4	0.95
Class C	10/31/12	18.7	0.95
Class T	10/31/12	55.4	0.95
Institutional Class	10/31/12	4.3	0.95
Advisor Overseas:(c)(e)
Class A	10/31/12	59.2	0.69
Class B	10/31/12	3.5	0.69
Class C	10/31/12	16.8	0.69
Class T	10/31/12	279.8	0.69
Institutional Class	10/31/12	268.5	0.69
Advisor Value:(c)
Class A	10/31/12	28.7	0.42
Class B	10/31/12	3.0	0.42
Class C	10/31/12	9.2	0.42
Class T	10/31/12	12.8	0.42
Institutional Class	10/31/12	4.0	0.42
Advisor Value Leaders:(c)
Class A	10/31/12	15.1	0.23
Class B	10/31/12	1.0	0.23
Class C	10/31/12	3.6	0.23
Class T	10/31/12	7.2	0.23
Institutional Class	10/31/12	0.6	0.23
Canada:(c)(d)
Class A	10/31/12	180.9	0.50
Class B	10/31/12	10.7	0.50
Class C	10/31/12	75.5	0.50
Class T	10/31/12	31.3	0.50
Institutional Class	10/31/12	62.2	0.50
Retail Class	10/31/12	3,308.0	0.50
Capital Appreciation:(c)
Class K	10/31/12	1,166.9	0.73
Retail Class	10/31/12	4,418.4	0.73
Disciplined Equity:(c)
Class F	10/31/12	2,942.7	0.32
Class K	10/31/12	124.6	0.32
Retail Class	10/31/12	5,411.8	0.32
Diversified International:(c)(e)
Class F	10/31/12	22,743.8	0.76
Class K	10/31/12	8,387.1	0.76
Retail Class	10/31/12	14,341.7	0.76
Emerging Europe, Middle East, Africa(EMEA):(c)(e)
Class A	10/31/12	9.2	0.81
Class B	10/31/12	0.5	0.81
Class C	10/31/12	7.6	0.81
Class T	10/31/12	3.4	0.81
Institutional Class	10/31/12	8.2	0.81
Retail Class	10/31/12	112.7	0.81
Emerging Markets:(c)(e)
Class K	10/31/12	594.6	0.71
Retail Class	10/31/12	2,495.1	0.71
Europe(c)(d)	10/31/12	582.2	0.52
Global Commodity Stock:(c)(e)
Class A	10/31/12	111.8	0.71
Class B	10/31/12	3.6	0.71
Class C	10/31/12	33.9	0.71
Class T	10/31/12	18.7	0.71
Institutional Class	10/31/12	52.7	0.71
Retail Class	10/31/12	447.8	0.71
International Discovery:(c)(e)
Class A	10/31/12	293.2	0.74
Class B	10/31/12	8.6	0.74
Class C	10/31/12	30.2	0.74
Class K	10/31/12	1,515.9	0.74
Class T	10/31/12	52.3	0.74
Institutional Class	10/31/12	279.0	0.74
Retail Class	10/31/12	6,022.4	0.74
International Growth:(c)(e)
Class A	10/31/12	10.8	0.79
Class B	10/31/12	0.6	0.79
Class C	10/31/12	3.8	0.79
Class T	10/31/12	5.1	0.79
Institutional Class	10/31/12	1.8	0.79
Retail Class	10/31/12	96.9	0.79
International Small Cap:(c)(e)
Class A	10/31/12	15.1	0.96
Class B	10/31/12	1.3	0.96
Class C	10/31/12	8.2	0.96
Class T	10/31/12	10.6	0.96
Institutional Class	10/31/12	10.3	0.96
Retail Class	10/31/12	745.8	0.96
International Small Cap Opportunities:(c)(e)
Class A	10/31/12	18.0	1.07
Class B	10/31/12	2.1	1.07
Class C	10/31/12	6.7	1.07
Class T	10/31/12	8.3	1.07
Institutional Class	10/31/12	2.5	1.07
Retail Class	10/31/12	322.0	1.07
International Value:(c)(e)
Class A	10/31/12	4.4	0.67
Class B	10/31/12	0.8	0.67
Class C	10/31/12	2.1	0.67
Class T	10/31/12	2.4	0.67
Institutional Class	10/31/12	0.4	0.67
Retail Class	10/31/12	134.4	0.67
Overseas:(c)(e)
Class F(g)	10/31/12	1,965.1	0.39
Class K	10/31/12	288.4	0.39
Retail Class	10/31/12	1,663.4	0.39
Pacific Basin(c)(e)	10/31/12	612.5	0.94
Series Emerging Markets:(c)(e)
Class F	10/31/12	2,079.7	0.81
Retail Class	10/31/12	3,220.7	0.81
Series International Growth:(c)(e)
Class F	10/31/12	3,250.7	0.82
Retail Class	10/31/12	5,019.2	0.82
Series International Small Cap:(c)(e)
Class F	10/31/12	665.5	0.95
Retail Class	10/31/12	1,032.8	0.95
Series International Value:(c)(e)
Class F	10/31/12	3,146.0	0.67
Retail Class	10/31/12	4,833.3	0.67
Total International Equity:(c)(e)
Class A	10/31/12	5.1	0.75
Class B	10/31/12	0.2	0.75
Class C	10/31/12	2.3	0.75
Class T	10/31/12	1.3	0.75
Institutional Class	10/31/12	0.6	0.75
Retail Class	10/31/12	252.1	0.75
Value:(c)
Class K	10/31/12	718.3	0.46
Retail Class	10/31/12	5,707.0	0.46
Worldwide:(c)(e)
Class A	10/31/12	15.1	0.80
Class B	10/31/12	0.3	0.80
Class C	10/31/12	1.5	0.80
Class T	10/31/12	4.1	0.80
Institutional Class	10/31/12	3.7	0.80
Retail Class	10/31/12	1,060.2	0.80
China Region:(c)(e)
Class A	10/31/12	14.1	0.71
Class B	10/31/12	1.6	0.71
Class C	10/31/12	4.9	0.71
Class T	10/31/12	4.6	0.71
Institutional Class	10/31/12	1.8	0.71
Retail Class	10/31/12	1,357.0	0.71
Emerging Asia(c)(e)	10/31/12	1,395.2	0.60
Emerging Markets Discovery:(c)(e)
Class A	10/31/12	1.0	0.86
Class C	10/31/12	0.8	0.86
Class T	10/31/12	0.9	0.86
Institutional Class	10/31/12	0.9	0.86
Retail Class	10/31/12	16.9	0.86
Europe Capital Appreciation(c)	10/31/12	305.0	0.60
Focused Stock(c)	10/31/12	525.9	0.64
International Capital Appreciation(c)(e)	10/31/12	662.4	0.87
Japan:(b)(c)(d)
Japan Class A	10/31/12	11.7	0.77
Japan Class B	10/31/12	1.3	0.77
Japan Class C	10/31/12	7.9	0.77
Japan Class T	10/31/12	4.4	0.77
Japan Institutional Class	10/31/12	1.9	0.77
Japan Retail Class	10/31/12	413.2	0.77
Japan Smaller Companies(c)(e)	10/31/12	276.9	0.71
Latin America:(b)(c)(d)
Class A	10/31/12	82.2	0.71
Class B	10/31/12	11.9	0.71
Class C	10/31/12	32.0	0.71
Class T	10/31/12	23.1	0.71
Institutional Class	10/31/12	9.4	0.71
Retail Class	10/31/12	2,637.3	0.71
Nordic(c)(d)	10/31/12	313.1	0.71
Stock Selector Small Cap:(c)
Class A	10/31/12	4.4	0.76
Class B	10/31/12	0.2	0.76
Class C	10/31/12	1.6	0.76
Class T	10/31/12	1.2	0.76
Institutional Class	10/31/12	20.7	0.76
Retail Class	10/31/12	1,514.6	0.76
Tax Managed Stock:(b)(c)
Class A	10/31/12	7.8	0.56
Class B	10/31/12	0.7	0.56
Class C	10/31/12	2.7	0.56
Class T	10/31/12	4.0	0.56
Institutional Class	10/31/12	0.7	0.56
Retail Class	10/31/12	57.1	0.56
Total Emerging Markets:(c)(e)
Class A	10/31/12	6.1	0.80
Class C	10/31/12	5.3	0.80
Class T	10/31/12	4.5	0.80
Institutional Class	10/31/12	2.1	0.80
Retail Class	10/31/12	60.6	0.80
130/30 Large Cap:(c)
Class A	11/30/12	1.6	0.57
Class B	11/30/12	0.3	0.57
Class C	11/30/12	0.9	0.57
Class T	11/30/12	1.0	0.57
Institutional Class	11/30/12	0.1	0.57
Retail Class	11/30/12	16.8	0.57
Advisor Dividend Growth:(c)
Class A	11/30/12	310.0	0.61
Class B	11/30/12	19.4	0.61
Class C	11/30/12	124.7	0.61
Class T	11/30/12	305.8	0.61
Institutional Class	11/30/12	94.8	0.61
Advisor Equity Growth:(c)
Class A	11/30/12	642.8	0.56
Class B	11/30/12	31.0	0.56
Class C	11/30/12	138.1	0.56
Class T	11/30/12	1,155.0	0.56
Institutional Class	11/30/12	1,017.5	0.56
Advisor Equity Value:(b)(c)
Class A	11/30/12	29.5	0.52
Class B	11/30/12	3.5	0.52
Class C	11/30/12	9.0	0.52
Class T	11/30/12	21.8	0.52
Institutional Class	11/30/12	3.3	0.52
Advisor Growth Opportunities:(b)(c)
Class A	11/30/12	322.8	0.72
Class B	11/30/12	13.6	0.72
Class C	11/30/12	60.2	0.72
Class T	11/30/12	1,190.2	0.72
Institutional Class	11/30/12	343.6	0.72
Advisor Large Cap:(c)
Class A	11/30/12	116.8	0.66
Class B	11/30/12	11.9	0.66
Class C	11/30/12	27.2	0.66
Class T	11/30/12	73.9	0.66
Institutional Class	11/30/12	1,056.2	0.66
Advisor Small Cap:(c)
Class A	11/30/12	1,372.9	0.50
Class B	11/30/12	47.8	0.50
Class C	11/30/12	312.0	0.50
Class T	11/30/12	1,173.0	0.50
Institutional Class	11/30/12	1,281.1	0.50
Advisor Stock Selector Mid Cap:(b)(c)
Class A	11/30/12	618.2	0.38
Class B	11/30/12	24.7	0.38
Class C	11/30/12	148.3	0.38
Class T	11/30/12	803.4	0.38
Institutional Class	11/30/12	200.1	0.38
Retail Class	11/30/12	0.6	0.38
Advisor Strategic Growth:(b)(c)
Class A	11/30/12	19.0	0.64
Class B	11/30/12	1.6	0.64
Class C	11/30/12	7.9	0.64
Class T	11/30/12	10.9	0.64
Institutional Class	11/30/12	1.3	0.64
Advisor Value Strategies:(c)
Class A	11/30/12	199.7	0.60
Class B	11/30/12	14.4	0.60
Class C	11/30/12	42.7	0.60
Class T	11/30/12	278.8	0.60
Fidelity® Value Strategies Fund	11/30/12	316.7	0.60
Class K	11/30/12	59.7	0.60
Institutional Class	11/30/12	51.4	0.60
Growth Company:(c)
Class F	11/30/12	3,643.7	0.71
Class K	11/30/12	13,487.2	0.71
Retail Class	11/30/12	24,723.7	0.71
Growth Strategies:(c)
Class K	11/30/12	263.2	0.38
Retail Class	11/30/12	1,488.3	0.38
Independence:(c)
Class K	11/30/12	357.1	0.57
Retail Class	11/30/12	3,165.5	0.57
New Millennium(c)	11/30/12	1,966.4	0.75
Advisor Mid Cap II:(c)
Class A	12/31/12	1,309.9	0.56
Class B	12/31/12	52.1	0.56
Class C	12/31/12	252.5	0.56
Class T	12/31/12	419.3	0.56
Institutional Class	12/31/12	997.5	0.56
Advisor New Insights:(c)
Class A	12/31/12	6,329.1	0.53
Class B	12/31/12	291.0	0.53
Class C	12/31/12	2,422.0	0.53
Class T	12/31/12	1,793.5	0.53
Institutional Class	12/31/12	8,926.5	0.53
Contrafund®:(c)
Class K	12/31/12	23,369.9	0.57
Retail Class	12/31/12	58,806.3	0.57
Trend(c)	12/31/12	1,127.9	0.65
VIP Consumer Discretionary:(c)
Initial Class	12/31/12	10.8	0.56
Investor Class	12/31/12	21.3	0.56
VIP Consumer Staples:(c)
Initial Class	12/31/12	21.4	0.56
Investor Class	12/31/12	67.1	0.56
VIP ContrafundSM: (c)
Initial Class	12/31/12	6,489.9	0.56
Investor Class	12/31/12	661.8	0.56
Service Class	12/31/12	1,369.0	0.56
Service Class 2	12/31/12	7,716.8	0.56
Service Class 2R	12/31/12	9.1	0.56
VIP Disciplined Small Cap:(c)(f)
Initial Class	12/31/12	19.9	0.71
Investor Class	12/31/12	61.1	0.71
Service Class	12/31/12	0.3	0.71
Service Class 2	12/31/12	2.3	0.71
VIP Dynamic Capital Appreciation:(c)
Initial Class	12/31/12	17.9	0.56
Investor Class	12/31/12	30.2	0.56
Service Class	12/31/12	0.2	0.56
Service Class 2	12/31/12	15.8	0.56
VIP Emerging Markets:(c)(e)
Initial Class	12/31/12	38.5	0.81
Initial Class R	12/31/12	12.7	0.81
Investor Class R	12/31/12	44.0	0.81
Service Class	12/31/12	0.1	0.81
Service Class 2	12/31/12	3.1	0.81
Service Class 2R	12/31/12	0.1	0.81
VIP Energy:(c)
Initial Class	12/31/12	115.6	0.56
Investor Class	12/31/12	101.6	0.56
Service Class 2	12/31/12	122.9	0.56
VIP Financial Services:
Initial Class	12/31/12	16.2	0.56
Investor Class	12/31/12	25.1	0.56
VIP Growth:(c)
Initial Class	12/31/12	2,730.5	0.56
Investor Class	12/31/12	141.2	0.56
Service Class	12/31/12	415.5	0.56
Service Class 2	12/31/12	609.0	0.56
Service Class 2R	12/31/12	5.2	0.56
VIP Growth Opportunities:(c)
Initial Class	12/31/12	127.1	0.56
Investor Class	12/31/12	76.6	0.56
Service Class	12/31/12	151.1	0.56
Service Class 2	12/31/12	70.9	0.56
VIP Growth Stock:(c)
Initial Class	12/31/12	12.7	0.56
Investor Class	12/31/12	39.7	0.56
Service Class	12/31/12	0.5	0.56
Service Class 2	12/31/12	48.6	0.56
VIP Growth Strategies:(b)(c)
Initial Class	12/31/12	5.4	0.61
Investor Class	12/31/12	8.0	0.61
Service Class	12/31/12	0.2	0.61
Service Class 2	12/31/12	4.9	0.61
VIP Health Care:(c)
Initial Class	12/31/12	62.5	0.56
Investor Class	12/31/12	95.8	0.56
VIP Industrials:
Initial Class	12/31/12	35.2	0.56
Investor Class	12/31/12	52.0	0.56
VIP International Capital Appreciation:(c)(d)
Initial Class	12/31/12	0.5	0.71
Initial Class R	12/31/12	10.9	0.71
Investor Class R	12/31/12	31.3	0.71
Service Class	12/31/12	0.1	0.71
Service Class 2	12/31/12	0.6	0.71
Service Class 2R	12/31/12	0.1	0.71
Service Class R	12/31/12	0.1	0.71
VIP Materials:(c)
Initial Class	12/31/12	28.0	0.56
Investor Class	12/31/12	50.9	0.56
VIP Mid Cap:(c)
Initial Class	12/31/12	1,182.3	0.56
Investor Class	12/31/12	315.2	0.56
Service Class	12/31/12	553.1	0.56
Service Class 2	12/31/12	5,305.2	0.56
VIP Overseas:(c)(e)
Initial Class	12/31/12	631.8	0.71
Initial Class R	12/31/12	87.8	0.71
Investor Class R	12/31/12	163.3	0.71
Service Class	12/31/12	110.4	0.71
Service Class 2	12/31/12	351.6	0.71
Service Class 2R	12/31/12	64.1	0.71
Service Class R	12/31/12	45.5	0.71
VIP Real Estate:
Initial Class	12/31/12	68.2	0.56
Investor Class	12/31/12	108.2	0.56
Service Class	12/31/12	0.7	0.56
Service Class 2	12/31/12	136.2	0.56
VIP Technology:(c)
Initial Class	12/31/12	73.1	0.56
Investor Class	12/31/12	92.9	0.56
VIP Telecommunications:(c)
Initial Class	12/31/12	4.4	0.56
Investor Class	12/31/12	8.1	0.56
VIP Utilities:(c)
Initial Class	12/31/12	29.3	0.56
Investor Class	12/31/12	43.5	0.56
VIP Value:(c)
Initial Class	12/31/12	83.1	0.56
Investor Class	12/31/12	60.2	0.56
Service Class	12/31/12	0.2	0.56
Service Class 2	12/31/12	3.9	0.56
VIP Value Leaders:(c)
Initial Class	12/31/12	5.9	0.56
Investor Class	12/31/12	11.6	0.56
Service Class	12/31/12	0.3	0.56
Service Class 2	12/31/12	1.4	0.56
VIP Value Strategies:(c)
Initial Class	12/31/12	85.7	0.56
Investor Class	12/31/12	66.0	0.56
Service Class	12/31/12	27.9	0.56
Service Class 2	12/31/12	141.1	0.56

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with each of FMRC, FMR U.K., FMR H.K. and FMR Japan on behalf of the fund.

(d) FMR has entered into a sub-advisory agreement with FIA on behalf of the fund. FIA has entered into a sub-advisory agreement with FIA(UK) on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FIA on behalf of the fund. FIA has entered into a sub-advisory agreement with each of FIA(UK) and FIJ on behalf of the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMRC and Geode Capital Management, LLC(Geode) on behalf of the fund.

(g) Class F of Fidelity Overseas Fund was liquidated on December 11, 2011.

(h) Strategic Advisers, Inc.(Strategic Advisers) has entered into a sub-advisory agreement with Geode on behalf of the fund.

APPENDIX G

The following table provides information about the transfer agent fees paid by each fund to FIIOC for the fiscal year ended December 31, 2012:

Fund	Transfer Agent Fees Paid to FIIOC
Consumer Discretionary Portfolio	$ 45,680
Consumer Staples Portfolio	$ 122,503
Energy Portfolio	$ 329,258
Financial Services Portfolio	$ 55,766
Health Care Portfolio	$ 195,732
Industrials Portfolio	$ 110,388
Materials Portfolio	$ 103,864
Real Estate Portfolio	$ 317,463
Technology Portfolio	$ 199,912
Telecommunications Portfolio	$ 20,883
Utilities Portfolio	$ 93,413

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by each fund to FSC for the fiscal year ended December 31, 2012 amounted to the following:

Fund	Pricing and Bookkeeping Fees Paid to FSC
Consumer Discretionary Portfolio	$ 12,489
Consumer Staples Portfolio	$ 34,399
Energy Portfolio	$ 132,504
Financial Services Portfolio	$ 16,080
Health Care Portfolio	$ 61,631
Industrials Portfolio	$ 33,953
Materials Portfolio	$ 30,776
Real Estate Portfolio	$ 122,055
Technology Portfolio	$ 64,692
Telecommunications Portfolio	$ 4,864
Utilities Portfolio	$ 28,334

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by each fund to FSC for securities lending for the fiscal year ended December 31, 2012:

Fund	Securities Lending Fees Paid to FSC
Consumer Discretionary Portfolio	$ 141
Consumer Staples Portfolio	$ 184
Energy Portfolio	$ 394
Financial Services Portfolio	$ 257
Health Care Portfolio	$ 647
Industrials Portfolio	$ 86
Materials Portfolio	$ 236
Real Estate Portfolio	$ 1,791
Technology Portfolio	$ 1,242
Telecommunications Portfolio	$ -
Utilities Portfolio	$ 70

APPENDIX H

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for fiscal year ended December 31, 2012. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended December 31, 2012. NFS is paid on a commission basis.

Fund	Total Amount Paid to NFS
Consumer Discretionary Portfolio	1,935
Consumer Staples Portfolio	1,047
Energy Portfolio	3,704
Financial Services Portfolio	7,506
Health Care Portfolio	2,526
Industrials Portfolio	1,832
Materials Portfolio	1,198
Real Estate Portfolio	3,086
Technology Portfolio	5,309
Telecommunications Portfolio	888
Utilities Portfolio	2,504
Fund	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS
Consumer Discretionary Portfolio	3.99%	9.77%
Consumer Staples Portfolio	3.22%	13.77%
Energy Portfolio	0.32%	4.00%
Financial Services Portfolio	3.23%	11.35%
Health Care Portfolio	1.38%	4.12%
Industrials Portfolio	3.11%	10.17%
Materials Portfolio	2.09%	7.21%
Real Estate Portfolio	1.43%	6.50%
Technology Portfolio	0.95%	12.86%
Telecommunications Portfolio	6.45%	11.00%
Utilities Portfolio	1.58%	5.72%

Fidelity Investments & Pyramid Design, Fidelity Fifty, Fidelity, and Contrafund are registered service marks of FMR LLC. © 2013 All rights reserved.

VIP Contrafund is a service mark of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

1.955172.100 MEGAVIP-PXS-0313